UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 26, 2016

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

1-16169	EXELON CORPORATION	23-2990190

(a Pennsylvania corporation)

10 South Dearborn Street

P.O. Box 805379

Chicago, Illinois 60680-5379

(800) 483-3220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 26, 2016, the shareholders and board of directors of Exelon Corporation (Exelon) approved an amendment to the Exelon Corporation Amended and Restated Bylaws to add Section 4.14 to provide proxy access for director nominations. Section 4.14 allows any shareholder or group of up to 20 shareholders holding both investment and voting rights to at least three percent of Exelon’s outstanding common stock continuously for at least three years to nominate up to 20 percent of the Exelon directors to be elected at the annual meeting of shareholders. This summary is qualified by reference to the complete text of the amended bylaws attached as Exhibit 3.1 to this report.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 26, 2016, Exelon held its annual meeting of shareholders. The following tables present the final results of voting on each of the matters submitted to a vote of security holders during Exelon’s annual meeting of shareholders:

1.	Election of Directors.

Director	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Anthony K. Anderson	690,251,130	7,411,036	2,629,603	98,989,991
Ann C. Berzin	686,517,454	11,236,640	2,537,675	98,989,991
Christopher M. Crane	684,641,102	13,141,416	2,509,251	98,989,991
Yves C. de Balmann	660,645,304	36,902,604	2,743,861	98,989,991
Nicholas DeBenedictis	678,968,398	18,606,526	2,716,845	98,989,991
Nancy L. Gioia	688,429,432	9,208,483	2,653,854	98,989,991
Linda P. Jojo	681,466,694	16,211,937	2,613,138	98,989,991
Paul L. Joskow	686,465,495	11,154,525	2,671,749	98,989,991
Robert J. Lawless	660,448,611	37,203,294	2,639,864	98,989,991
Richard W. Mies	681,932,800	15,616,159	2,742,810	98,989,991
John W. Rogers, Jr.	677,772,392	19,886,437	2,632,940	98,989,991
Mayo A. Shattuck III	675,386,531	22,383,787	2,521,451	98,989,991
Stephen D. Steinour	664,761,734	32,844,168	2,685,867	98,989,991

2.	Ratification of PricewaterhouseCoopers LLP as Exelon’s Independent Accountant for 2016.

FOR	AGAINST	ABSTAIN
788,611,097	8,568,333	2,102,330

3.	The advisory vote on Exelon’s 2015 executive compensation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
267,061,410	428,166,541	5,063,818	98,989,991

4.	The management proposal to amend Exelon’s bylaws to provide proxy access.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
629,493,549	66,727,184	4,071,036	98,989,991

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Exelon Corporation Amended and Restated Bylaws, as amended on April 26, 2016

* * * * *

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation (Registrant) include those factors discussed herein, as well as the items discussed in (1) Exelon’s 2015 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 23; (2) Pepco Holdings, Inc.’s 2015 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 16; and (3) other factors discussed in filings with the SEC by Registrant. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. The Registrant does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Jonathan W. Thayer
Jonathan W. Thayer
Senior Executive Vice President and Chief Financial Officer
Exelon Corporation

April 29, 2016

EXHIBIT INDEX

Exhibit No.	Description

3.1	Exelon Corporation Amended and Restated Bylaws, as amended on April 26, 2016